UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008 (May 15, 2008)

EnerSys

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of principal executive offices, including zip code)

(610) 208-1991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As of May 16, 2008, EnerSys (the “Company”) completed the Fifth Amendment to the Credit Agreement (the “Fifth Amendment”), among the Company, EnerSys Capital Inc., various lending institutions party thereto (the “Lenders”), and Bank of America, N.A. as Administrative Agent, in connection with its $480,000,000 senior secured Credit Agreement (the “Credit Agreement”) among the Company, EnerSys Capital Inc., the Lenders, Bank of America, N.A. as Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent. A copy of the Fifth Amendment is attached hereto as Exhibit 10.1 and incorporated by reference. In the Fifth Amendment, the Lenders approved the Company incurring unsecured senior indebtedness of up to $205 million, subject to certain terms and conditions, including all proceeds from any future unsecured senior debt being used to repay the existing senior secured Term B loans. The Fifth Amendment is effective May 16, 2008.

In connection with the Fifth Amendment, the Company, through its subsidiary, EnerSys Holdings (Luxembourg) S.a.r.l., completed a Waiver and Amendment Agreement (the “Waiver and Amendment”) to its Euro 25,000,000 Credit Agreement (the “Euro Credit Agreement”), among EnerSys Holdings (Luxembourg) S.a.r.l., the Company, EnerSys Capital, Inc. and Intesa Sanpaolo S.P.A., as Facility Agent and lender. A copy of the Waiver and Amendment is attached hereto as Exhibit 10.2 and incorporated by reference. The lender approved the Company incurring up to $205 million in unsecured senior indebtedness under substantially similar terms and conditions as the Fifth Amendment. Additionally the lender approved the Company entering into a new $375 million senior secured credit facility comprising Term A loans and a Revolver. These changes are effective as of May 15, 2008.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item 2.03 is included in Item 1.01 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Fifth Amendment to the Credit Agreement, among EnerSys, EnerSys Capital Inc., various lending institutions party thereto, and Bank of America, N.A. as Administrative Agent

10.2	Waiver and Amendment Agreement to the Euro 25,000,000 Credit Agreement, among EnerSys Holdings (Luxembourg) S.a.r.l., EnerSys, EnerSys Capital, Inc. and Intesa Sanpaolo S.p.A., as Facility Agent and lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

By:	/s/ Michael T. Philion
Name:	Michael T. Philion
Title:	Executive Vice President Finance and Chief Financial Officer

Dated: May 19, 2008

Exhibit Index

Exhibit No.	Description
10.1	Fifth Amendment to the Credit Agreement, among EnerSys, EnerSys Capital Inc., various lending institutions party thereto, and Bank of America, N.A. as Administrative Agent

10.2	Waiver and Amendment Agreement to the Euro 25,000,000 Credit Agreement, among EnerSys Holdings (Luxembourg) S.a.r.l., EnerSys, EnerSys Capital, Inc. and Intesa Sanpaolo S.p.A., as Facility Agent and lender

4